Financial Instruments and Fair Value Disclosures	12 Months Ended
Dec. 31, 2024
Financial Instruments and Fair Value Disclosures [Abstract]
Financial Instruments and Fair Value Disclosures
10.	Financial Instruments and Fair Value Disclosures:

Credit risk. Financial instruments which potentially subject the Company to significant concentrations of credit risk, consist principally of trade receivables, amounts due from the manager, and cash and cash equivalents. The Company limits its credit risk by performing ongoing credit evaluations of its counterparties’ financial condition and by collecting its trade receivables mainly in advance. The Company generally does not require collateral for its trade receivables, but when considered necessary it may pursue additional securities and guarantees from its customers. Also, the Company places its cash and cash equivalents with established financial institutions and performs periodic evaluations of the relative credit standing of those financial institutions.

Fair value. The carrying values of the Company’s trade receivables, amounts due from/to the manager, accounts payable, and accrued liabilities, approximate their respective fair values due to the short-term nature of these financial instruments. Cash, cash equivalents and restricted cash are considered as Level 1 items in accordance with the fair value hierarchy. The recorded value of the Company’s long-term debt is a reasonable estimate of its fair value as it bears interest at a variable rate based on SOFR, which is observable at commonly quoted intervals for the full term of the long-term debt. Therefore, long-term debt is considered as a Level 2 item in accordance with the fair value hierarchy.